SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2003

INTERLEUKIN GENETICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23413	94-3123681
(State or other jurisdiction of incorporation)	(Commission File Number) 94-3123681	(IRS Employer Identification No.)

135 BEAVER STREET, WALTHAM, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 398-0700

Not Applicable
(Former name or former address, if changed since last report)

The purpose of this amendment to our Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2003, is to change the Item under which the press release reporting our results for the quarter ended March 31, 2003 appears.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit

99.1	Press Release dated May 13, 2003

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FILED PURSUANT TO ITEM 12, “RESULTS OF OPERATIONS AND FINANCIAL CONDITION”).

On May 13, 2003, Interleukin Genetics, Inc. publicly disseminated a press release reporting its results for the quarter ended March 31, 2003.  The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

This information filed under “Item 9. Regulation FD Disclosure” is intended to be filed under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLEUKIN GENETICS, INC.
(Registrant)
Date:	May 19, 2003	/s/ Fenel M. Eloi

Fenel M. Eloi, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 13, 2003